Exhibit 32

CERTIFICATION OF PERIODIC REPORT OF
PRINCIPAL EXECUTIVE OFFICER
AND OF
PRINCIPAL FINANCIAL OFFICER
OF

CENTRAL MAINE POWER COMPANY

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          We, Sara J. Burns, President, and R. Scott Mahoney, Vice President - Controller & Treasurer, Clerk, of Central Maine Power Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Central Maine Power Company's Annual Report on Form 10-K for the year ended December 31, 2004 (the "Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Central Maine Power Company.
Date: March 14, 2005	/s/Sara J. Burns Sara J. Burns President
/s/R. Scott Mahoney R. Scott Mahoney Vice President - Controller & Treasurer, Clerk